Exhibit 10.2

Execution Version
AMENDMENT NO. 7 TO LEASE

THIS AMENDMENT NO. 7 TO DEED OF LEASE (“Amendment”) is made as of the 24th day of May, 2021 (“Effective Date”), by and between SOUTH OF MARKET LLC, a Delaware limited liability company (“Landlord”), and COMSCORE, INC., a Delaware corporation (“Tenant”).

RECITALS

Recital 1. Landlord and Tenant are parties to a certain Deed of Lease, dated December 21, 2007 (“Original Lease”), as amended by a certain Amendment No. 1, dated April 28, 2008, a certain Amendment No. 2 to Deed of Lease, dated July 28, 2010, a certain Amendment No. 3 to Deed of Lease, dated December 29, 2011, a certain Amendment No. 4 to Deed of Lease, dated September 8, 2014, a certain Amendment No. 5 to Deed of Lease, dated January 26, 2015, and a certain Amendment No. 6 to Deed of Lease, dated May 30, 2018 (“Sixth Amendment”) (the Original Lease, as so amended, “Lease”), under which Landlord leases to Tenant approximately 83,577 square feet of rentable area (“Premises”) situated on the third (3rd), fourth (4th), fifth (5th) and sixth (6th) floors of the building commonly known as Two South of Market located at 11950 Democracy Drive, Reston, Virginia (“Building”).

Recital 2. Landlord and Tenant desire to amend the Lease as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.Recitals Incorporated; Defined Terms. The foregoing recitals are incorporated by reference into this Section as if set forth in this Section in full. All capitalized terms used and not otherwise defined herein shall have the same meanings as provided for such terms in the Lease.

2.Lease Adjustments.

a.Section 3(a) of the Sixth Amendment is hereby deleted and the following Section 3(a) is inserted in place thereof:

i.Tenant shall pay to Landlord Base Rent for the Premises, without set off, deduction or demand, at the applicable rate(s) set forth in the Lease through July 31, 2022; provided, however, that provided no Event of Default by Tenant exists under the Lease, Landlord will grant Tenant an abatement of one hundred percent (100%) of the Base Rent payable under the Lease for the Premises for the three calendar months of June 2021, July 2021 and August 2021. Notwithstanding the foregoing, the rent

Exhibit 10.2

Execution Version
escalation under the Lease shall be based on the full and unabated amount of Base Rent payable under the Lease.

ii.Section 3(b)(iii) of the Sixth Amendment is hereby deleted in its entirety and of no further force or effect.

3.Ratification. Except as otherwise expressly modified by the terms of this Amendment, the Lease shall remain unchanged and continue in full force and effect. All terms, covenants and conditions of the Lease not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as further amended hereby, constitute valid and binding obligations of Tenant enforceable according to the terms thereof.

4.Mutual Negotiation. Landlord and Tenant each hereby covenant and agree that each and every provision of this Amendment has been jointly and mutually negotiated and authorized by both Landlord and Tenant, and in the event of any dispute arising out of any provision of this Amendment, Landlord and Tenant do hereby waive any claim of authorship against the other party.

5.General Provisions.

a.Landlord and Tenant hereby represent and warrant to each other that all necessary action has been taken to enter this Amendment and that the persons signing this Amendment on behalf of Landlord and Tenant, respectively, have been duly authorized to do so.

b.Landlord and Tenant agree that the terms and conditions of this Amendment and the Lease shall remain confidential and shall not be disclosed, directly or indirectly, to any individual or entity by either Landlord or Tenant without the express written consent of the other, with the exception of consultants, brokers, employees, agents, lawyers, accountants and other professionals employed or retained directly by either or both of the parties to negotiate or work on this Amendment who have a legitimate need to know such information, and any other disclosures as may be required to comply with applicable Legal Requirements or otherwise required by a court of law or in connection with any other legal arbitration or dispute resolution proceeding. Any and all public announcements regarding the Lease or this Amendment and any public announcement using either party’s name must be approved in writing by such party prior to publication or other dissemination.

c.This Amendment shall not be effective and binding unless and until fully executed and delivered by each of the parties hereto. This Amendment may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto. All of the covenants contained in this Amendment, including, but not limited to, all covenants of the Lease as modified hereby, shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives and permitted successors and assigns.

Exhibit 10.2

Execution Version
d.This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Amendment. The parties may conduct this transaction by electronic means and this Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include digital execution through a provider acceptable to Landlord, faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via PDF) of an original signature.

e.If any provision of this Amendment or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law.

f.This Amendment shall be governed by and construed in accordance with the laws of the jurisdiction in which the Building is located, without regard to the conflicts of laws principles.

g.In the event of any conflict between the Lease and this Amendment, the terms of this Amendment shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS]

Exhibit 10.2

Execution Version
IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 7 to Lease on or as of the day and year first above written.

LANDLORD:

SOUTH OF MARKET LLC,
a Delaware limited liability company

By: BOSTON PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited
partnership, its sole member and manager

By: BOSTON PROPERTIES INC., a Delaware
Corporation, its general partner

By: /s/ John J. Stroman
Name: John J. Stroman
Title: SVP, Leasing

TENANT:

COMSCORE, INC.,
a Delaware corporation

By: /s/ Greg Fink
Name: Greg Fink
Title: CFO